UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 10, 2010

Commission File Number 333-145882

Go Solar USA, Inc.

(Exact name of small business issuer as specified in its charter)

Nevada	27-1753019
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

201 St. Charles Avenue
Suite 2500
New Orleans, Louisiana	70170
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (504) 582-1110

(Former name or former address, if changed from last report)
Fresca Worldwide Trading Corp.
7337 Oswego Road
Liverpool, NY 13090

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

Go Solar USA, Inc. (referred to in this Current Report on Form 8-K as “we” or the “Company”) desires to take advantage of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  This report contains a number of forward-looking statements that reflect management’s current views and expectations with respect to our business, strategies, future results and events and financial performance.  All statements made in this annual report other than statements of historical fact, including statements that address operating performance, events or developments that management expects or anticipates will or may occur in the future, including statements related to future cash flows, revenues, profitability, adequacy of funds from operations, statements expressing general optimism about future operating results and non-historical information, are forward-looking statements.  In particular, the words “believe,” “expect,” “intend,” “ anticipate,” “estimate,” “may,” “will,” and variations of such words and similar expressions identify forward-looking statements, but are not the exclusive means of identifying such statements and their absence does not mean that a statement is not forward-looking.  These forward-looking statements are subject to certain risks and uncertainties, including those discussed below.  Our actual results, performance or achievements could differ materially from historical results as well as those expressed in, anticipated, or implied by the forward-looking statements contained herein.  We do not undertake any obligation to revise these forward-looking statements to reflect any future events or circumstances.

Readers should not place undue reliance on forward-looking statements, which are based on management’s current expectations and projections about future events, are not guarantees of future performance, are subject to risks, uncertainties and assumptions (including those described below) and apply only as of the date of this report.  Our actual results, performance or achievements could differ materially from the results expressed in, or implied by, the forward-looking statements contained herein.  Factors that could cause or contribute to such differences include, but are not limited to, those discussed in “Risk Factors” below as well as those discussed elsewhere in this report, and the risks discussed in our press releases and other communications to shareholders issued by us from time to time, which attempt to advise interested parties of the risks and factors that may affect our business.  We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 2.01:	COMPLETION OF AN ACQUISITON OR DISPOSITION OF ASSETS

Agreement of Merger and Plan of Reorganization

On February 10, 2010, Fresca Worldwide Trading Corp. (“the Company’) entered into an Agreement of Merger and Plan of Reorganization (the “Merger Agreement”) with Go Solar USA, Inc., a privately held Wyoming corporation (“GUSA”). Upon closing of the transaction contemplated under the Merger Agreement (the “Merger”), GUSA merged with and into the Company.  The Company immediately affected a name change and will hereinafter be known as Go Solar USA, Inc.

Some of the significant terms contained in the Agreement are as follows.  The entire Agreement is included as an exhibit to this Current Report on Form 8-K.

Merger; Surviving Entity

In accordance with and subject to the provisions of the Agreement and the Nevada Corporations Code (“NCC”), at GUSA was merged with and into the Company (the “Merger”), and the Company is the surviving entity in the Merger (the “surviving entity”) and shall continue its corporate existence under the laws of the State of Nevada, and immediately affected a name change to Go Solar USA, Inc.  The separate existence of GUSA has ceased. All properties, franchises and rights belonging to the Company and GUSA, by virtue of the Merger and without further act or deed, are vested in the surviving entity, which shall henceforth be responsible for all the liabilities and obligations of each of the Company and GUSA.

Equity Consideration due GUSA Shareholders

At the closing of the Merger, each share of GUSA common stock issued and outstanding immediately prior to the closing of the Merger was exchanged for the right to receive 15 shares of our common stock. To the extent that there are fractional shares, such fractional shares will be rounded to the nearest whole share.  Accordingly, an aggregate of 15,000,000 shares of our common stock were issued to the holders of GUSA common stock.

The shares of our common stock issued to former holders of GUSA common stock in connection with the Merger were not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption from registration provided by Section 4(2) under the Securities Act and Regulation D promulgated thereunder. These securities may not be transferred or sold absent registration under the Securities Act or an applicable exemption therefrom.

Departure of Sole Officer and Director

Upon the closing of the Merger, Margaret Burton resigned as our sole officer and director, simultaneously with the Merger a new sole officer and director were appointed.

Changes to the Business

We intend to carry on the business of GUSA as our sole line of business. Upon closing of the Merger, we relocated our executive offices to 201 St. Charles Avenue, Suite 2500, New Orleans, LA 70170 and our telephone number is (504) 582-1110.

Changes to the Board of Directors and Executive Officers

Upon the closing of the Merger, J. David Brotherton was appointed as Chief Executive Officer and director of the Company.

Our board of directors consists of between one and three persons, fixed from time to time by the board or our stockholders.  A vacancy on our board of directors may be filled by the vote of a majority of the directors holding office.  All directors hold office for one-year terms until the election and qualification of their successors.  Officers are appointed by the board of directors and serve at the discretion of the board.

Accounting Treatment

The Merger is being accounted for as a reverse-merger and recapitalization. GUSA is the acquirer for financial reporting purposes and the Company is the acquired company. Consequently, the assets and liabilities and the operations that will be reflected in the historical financial statements prior to the Merger will be those of GUSA and will be recorded at the historical cost basis of GUSA, and the consolidated financial statements after completion of the Merger will include the assets and liabilities of the Company and GUSA, historical operations of GUSA and operations of the Company from the closing date of the Merger.

Tax Treatment; Small Business Issuer

The Merger is intended to constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), or such other tax free reorganization exemptions that may be available under the Code.

Following the Merger, the Company will continue to be a “smaller reporting company,” as defined in Item 10(f)(1) of Regulation S-K, as promulgated by the SEC.

Description of Our Company

The Company was incorporated as a Nevada corporation on December 29, 2003 with a mission of becoming a leading provider of retail co-located ATM machines.  On February 10, 2010, the Company’s wholly-owned subsidiary, Go Solar USA, Inc., a Wyoming corporation, was merged into and with the Company.  In connection with the merger, the Company’s name was changed from “Fresca Worldwide Trading Corp.” to “Go Solar USA, Inc.”

Go Solar USA, Inc. is a development-stage company that was formed in Wyoming on June 12, 2007.  Since its inception, GUSA has focused on the development of American designed and manufactured solar power solutions.  To date, GUSA has not generated revenues or earnings as a result of its activities.

Description of Our Business

Go Solar USA delivers two unique values to the American solar industry;

First, the company actively works with U.S. inventors to develop new solar technology aimed at:

•
Reducing the cost of new solar installation. The growth of solar power in the U.S. has been slowed by the high cost of initial installation in relationship to the return produced by lower power generation costs. By developing lower cost technology, solar will become increasingly attractive to electrical consumers.

•	Develop solar applications for uses other than electrical generation, such as heating, water treatment, etc.

•	Design integrated systems that incorporate solar into lighting, heating and communications systems as integrated components.

Second, the company offers services as a professional advisor to clients seeking solar solutions or who are in the development of new solar strategies such as:

•	U.S. companies interested in developing U.S. manufacturing and installation capabilities.

•	Governmental entities seeking solar solutions appropriate for governmental funding.

•	Entrepreneurs seeking to join the rapidly expanding solar marketplace.

Industry Overview and Market Opportunity

Solar electric power or photovoltaic (PV) technology is the conversion of sunlight directly into electricity. The solar cells available today use semiconducting materials (similar to those used in computer chips and flat panel displays) such as silicon.  These cells are the basic building blocks of complete systems.  To provide useful amounts of power, the cells are wired together in varying numbers to create solar modules (also called panels).

A typical rooftop residential system may have one or two dozen modules.  PV converts sunlight into electricity, with no moving parts, consuming no fuel, and creating no pollution.  It is a distributed energy resource that can improve grid reliability, lower distribution and transmission costs, and be sited at the point of use with minimal or no environmental impact.  Currently, over 2,000 MW of modules are being manufactured annually worldwide.  More than 90% of these are made from silicon.

Solar Cell Technology Overview

The solar market consists of two major technology segments—crystalline silicon solar cells and thin film solar cells. This section provides a brief overview of the crystalline silicon solar cells and thin film solar cells on the market today.

Crystalline Silicon Solar Cells

The solar photovoltaic market is dominated by the crystalline silicon (c-Si) technology that was developed in the '60s for the space race and then converted for commercial use during the energy crunch of the '70s. Today, over 85 percent of solar cells and solar panels are made with silicon wafers. There are several different types of silicon that are being used in solar cell and panel production. These include single crystal silicon, poly-crystalline cells and ribbon silicon solar cells. Representative companies employing varying types of crystal silicon material can be broken down as follows:

•	Single Crystal Silicon (Sun Power, Suntech Power)
•	Poly-crystalline Cells (Canadian Solar)
•	Ribbon Silicon cells (Schott Solar, Evergreen Solar)

One of the serious limitations faced by manufacturers of crystalline silicon based solar cells is the shortage of raw silicon material. These companies are competing against microprocessor and electronic circuit device manufacturer for silicon wafers. Even though there are efforts underway to expand the silicon output, it does appear that it will be many years before enough capacity is in place for supply to match demand in the marketplace. The silicon solar cells quality depends on the efficiency which currently ranges from 14 to 18 percent.  Energetic radiation from the sun, reaching the Earth’s surface, includes ultra-violet, infrared and visible light. Silicon technology chiefly allows absorption of the visible part of the spectrum.

Thin Film Solar Cells

Thin film solar cells are gaining popularity owing to their ability to tailor the spectrum performance to take advantage of a broader range of the sun’s spectrum than silicon can utilize. There are several different thin film technologies that are under development for both the military satellite market and the terrestrial market. The varieties of thin film solar technologies undergoing commercialization include:

•	Multi-junction GaAs cells for space (Boeing, Emcore)
•	CIGS Cells (Ascent Solar, Daystar, Nanosolar)
•	CdTe /CdS Cells (First Solar)
•	Amorphous-silicon thin film solar cells (Energy Conversion Devices)

There are second-generation, thin-film technologies that are under development that can provide higher solar cell efficiency. Thin-film solar cell technologies have steadily gained market share from the incumbent crystalline silicon producers owing to low manufacturing cost. Forbes reports that “Shipments of thin-film photovoltaic modules more than doubled between 2004 and 2005, by EIA estimates.” Meanwhile, RBC projects thin film solar panels will continue to increase their market share from 6.5% today to 19% by 2011.

Federal Mandates

Federal agencies must meet energy management and renewable energy guidelines set forth in the Energy Policy Act of 2005 ("EPACT"), Executive Order 13423 "Strengthening Federal Environmental, Energy and Transportation Management" ("EO 13423") and related regulations. In particular, EPACT directs that the following percentages of an agency's energy consumption come from renewable energy sources:

•	3% or more in fiscal years 2007 through 2009
•	5% or more in fiscal years 2010 through 2012, and
•	7.5% or more by 2013.

EO 13423, on the other hand, orders federal agencies to improve energy efficiency and reduce greenhouse gas emissions by 3% annually through fiscal year 2015 or by 30% by fiscal year 2015, relative to their energy use and emissions in fiscal year 2003. EO 13423 also mandates that federal agencies use sustainable practices when purchasing products and services. Implementing instructions issued by the Department of Energy require that agencies give preference in their procurement and acquisition programs to energy produced from renewable sources. At least half of the renewable energy consumed by an agency must come from renewable power sources placed into service after January 1, 1999.

Solar Energy Industry

We believe that economic and national security issues, technological advances, environmental regulations seeking to limit emissions by fossil fuel, air pollution regulations restricting the release of greenhouse gasses, aging electricity transmission infrastructure and depletion and limited supply of fossil fuels, has made reliance on traditional sources of fuel for generating electricity less attractive. Government policies, in the form of both regulation and incentives, have accelerated the adoption of solar technologies by businesses and consumers. For example, in the U.S., EPACT enacted a 30% investment tax credit for solar, and in January 2006 California approved the largest solar program in the country's history that provides for long term subsidies in the form of rebates to encourage use of solar energy where possible.

Government Subsidies and Incentives

Various subsidies and tax incentive programs exist at the federal and state level to encourage the adoption of solar power including capital cost rebates, performance-based incentives, feed-in tariffs, tax credits and net metering. Capital cost rebates provide funds to customers based on the cost of size of a customer's solar power system. Performance-based incentives provide funding to a customer based on the energy produced by their solar system. Under a feed-in tariff subsidy, the government sets prices that regulated utilities are required to pay for renewable electricity generated by end-users. The prices are set above market rates and may be differentiated based on system size or application. Feed-in tariffs pay customers for solar power system generation based on kilowatt-hours produced, at a rate generally guaranteed for a period of time. Tax credits are payable to a customer annually, regardless of taxes due. In addition, several states have adopted renewable portfolio standards, which mandate that a certain portion of electricity delivered to customers come from a set of eligible renewable energy resources. Under a renewable portfolio standard, the government requires regulated utilities to supply a portion of their total electricity in the form of renewable electricity.

There are also certain risks and challenges faced by solar power. We believe that the near-term growth in the solar energy industry depends significantly on the availability and size of government subsidies and on the ability of the industry to reduce the cost of generating solar electricity. The market for solar energy products is, and will continue to be, heavily dependent on public policies that support growth of solar energy.

Employees

We currently have 1 employee. We consider our employee relations to be excellent.

Legal Proceedings

We are not a party to any legal proceedings

Management’s Discussion and Analysis of Financial Condition and Results of Operations

This discussion should be read in conjunction with the other sections of this Current Report on Form 8-K, including “Risk Factors,” “Description of Our Business” and the Financial Statements attached hereto as Item 9.01 and the related exhibits.  The various sections of this discussion contain a number of forward-looking statements, all of which are based on our current expectations and could be affected by the uncertainties and risk factors described throughout this Report as well as other matters over which we have no control.  See “Forward-Looking Statements.” Our actual results may differ materially.

Overview

Go Solar USA, Inc. is a development-stage company that was formed in Wyoming on June 12, 2007.  Since its inception, GUSA has focused on the development of American designed and manufactured solar power solutions.  To date, GUSA has not generated revenues or earnings as a result of its activities.

Financial Condition and Result of Operations

For the Period from Inception (June 12, 2007) to January 31, 2010, the Company has been in the development stage and therefore has not produced any revenues.  For the Period from Inception (June 12, 2007) to January 31, 2010, 2010 the Company incurred interest expense totaling $141,349, and experienced a net loss for the period of $141,349.

Liquidity and Capital Resources

For the Period from Inception (June 12, 2007) to January 31, 2010 the resulting change in cash was an increase of $200.

We require substantial working capital to fund our business. We cannot predict whether additional financing will be available to us on favorable terms when required, or at all. Since our inception, we have experienced negative cash flow from operations and expect to experience significant negative cash flow from operations in the future.

Critical Accounting Policies and Estimates

Those material accounting policies that we believe are the most critical to an investor’s understanding of our financial results and condition are discussed below. Four of these policies, discussed immediately below, are particularly important to the portrayal of our financial position and results of operations and require the application of significant judgment by our management to determine the appropriate assumptions to be used in the determination of certain estimates.

Development Stage Company

The Company is considered to be in the development stage as defined in ASC 915, “Accounting and Reporting by Development Stage Enterprises”. The Company has devoted substantially all of its efforts to the corporate formation, the raising of capital and attempting to generate customers for the sales of the Company’s products.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid debt instruments and other short-term investments with maturity of three months or less, when purchased, to be cash equivalents.

The Company maintains cash and cash equivalent balances at one financial institution that is insured by the Federal Deposit Insurance Corporation.

Fixed Assets

Although the Company does not have any fixed assets at this point, any fixed assets acquired in the future will be stated at cost, less accumulated depreciation. Depreciation will be provided using the straight-line method over the estimated useful lives of the related assets. Costs of maintenance and repairs will be charged to expense as incurred.

Recoverability of Long-Lived Assets

Although the Company does not have any long-lived assets at this point, for any long-lived assets acquired in the future the Company will review their recoverability on a periodic basis whenever events and changes in circumstances have occurred which may indicate a possible impairment. The assessment for potential impairment will be based primarily on the Company’s ability to recover the carrying value of its long-lived assets from expected future cash flows from its operations on an undiscounted basis. If such assets are determined to be impaired, the impairment recognized is the amount by which the carrying value of the assets exceeds the fair value of the assets. Fixed assets to be disposed of by sale will be carried at the lower of the then current carrying value or fair value less estimated costs to sell

Fair Value of Financial Instruments

The carrying amount reported in the balance sheets for cash and cash equivalents, accounts payable, and accrued expenses approximate fair value because of the immediate or short-term maturity of these financial instruments. The Company does not utilize derivative instruments.

Income Taxes

The Company accounts for income taxes utilizing the liability method of accounting.  Under the liability method, deferred taxes are determined based on differences between financial statement and tax bases of assets and liabilities at enacted tax rates in effect in years in which differences are expected to reverse.  Valuation allowances are established, when necessary, to reduce deferred tax assets to amounts that are expected to be realized.

Revenue Recognition

The Company will generate revenue from sales as follows:

1)	Persuasive evidence of an arrangement exists;
2)	Delivery has occurred or services have been rendered;
3)	The seller’s price to the buyer is fixed or determinable, and
4)	Collectable is reasonably assured.

Recently Adopted and Recently Enacted Accounting Pronouncements

 In April 2008, the FASB issued ASC 350-10, "Determination of the Useful Life of Intangible Assets." ASC 350-10 amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under ASC 350-10, "Goodwill and Other Intangible Assets." ASC No. 350-10 is effective for fiscal years beginning after December 15, 2008. The adoption of this ASC did not have a material impact on our consolidated financial statements.

In April 2009, the FASB issued ASC 805-10, "Accounting for Assets Acquired and Liabilities assumed in a Business Combination That Arise from Contingencies—an amendment of FASB Statement No. 141 (Revised December 2007), Business Combinations". ASC 805-10 addresses application issues raised by preparers, auditors and members of the legal profession on initial recognition and measurement, subsequent measurement and accounting and disclosure of assets and liabilities arising from contingencies in a business combination. ASC 805-10 is effective for assets or liabilities arising from contingencies in business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. ASC 805-10 will have an impact on our accounting for any future acquisitions and its consolidated financial statements.

In May 2009, the FASB issued SFAS No. 165, "Subsequent Events", which is included in ASC Topic 855, Subsequent Events. ASC Topic 855 established principles and requirements for evaluating and reporting subsequent events and distinguishes which subsequent events should be recognized in the financial statements versus which subsequent events should be disclosed in the financial statements. ASC Topic 855 also requires disclosure of the date through which subsequent events are evaluated by management. ASC Topic 855 was effective for interim periods ending after June 15, 2009 and applies prospectively. Because ASC Topic 855 impacts the disclosure requirements, and not the accounting treatment for subsequent events, the adoption of ASC Topic 855 did not impact our consolidated results of operations or financial condition. See Note 10 for disclosures regarding our subsequent events.

Effective July 1, 2009, we adopted the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 105-10, Generally Accepted Accounting Principles—Overall ("ASC 105-10"). ASC 105-10 establishes the FASB Accounting Standards Codification (the "Codification") as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative U.S. GAAP for SEC registrants. All guidance contained in the Codification carries an equal level of authority. The Codification superseded all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification is non-authoritative. The FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates ("ASUs"). The FASB will not consider ASUs as authoritative in their own right. ASUs will serve only to update the Codification, provide background information about the guidance and provide the bases for conclusions on the change(s) in the Codification. References made to FASB guidance throughout these consolidated financials have been updated for the Codification.

In August 2009, the FASB issued ASU No. 2009-05, Measuring Liabilities at Fair Value, which provides additional guidance on how companies should measure liabilities at fair value under ASC 820. The ASU clarifies that the quoted price for an identical liability should be used. However, if such information is not available, an entity may use the quoted price of an identical liability when traded as an asset, quoted prices for similar liabilities or similar liabilities traded as assets, or another valuation technique (such as the market or income approach). The ASU also indicates that the fair value of a liability is not adjusted to reflect the impact of contractual restrictions that prevent its transfer and indicates circumstances in which quoted prices for an identical liability or quoted price for an identical liability traded as an asset may be considered level 1 fair value measurements. This ASU is effective October 1, 2009. We are currently evaluating the impact of this standard, but would not expect it to have a material impact on our consolidated results of operations or financial condition.

Risk Factors

You should consider the following discussion of risks as well as other information regarding our common stock. The risks and uncertainties described below are not the only ones. Additional risks and uncertainties not presently known to us or that we currently deem immaterial also may impair our business operations. If any of the following risks actually occur, our business could be harmed.

Competition

The Company’s business strategy is to be a leading supplier of solar technology solutions and consulting services, both domestically and internationally.  The Company believes the following to be the keys and risks to its success:  marketing of solar technologies through aggressive promotional campaigns to both commercial and consumer users, achieving economies of scale, research and development of solar and other alternative energy technologies, and establishing a rapport with distributors and installers interested in alternative energy systems.  The alternative energy industry is relatively new, and a suitable customer base is not currently adequately defined.  Given that the customer base may be narrow, it is possible that other solar technology providers may provide significant competition for these markets.

Reliance on Key Personnel

The Company’s officer and employee has extensive experience in business management specific to the American solar power industry.

Sales Channels

Sales channels for the distribution of solar technologies historically have been non-existent as solar systems have not been marketed on a state, regional or national level until just recently.  There can be no assurance that the Company can create distribution channels large enough and financially strong enough to distribute its product at sufficient levels to attain profitability.

Limited Operating History: Operating Losses

Despite factors that indicate an increasing acceptance and desire to use solar power technologies in certain segments of the industry and government, the Company cannot be assured of their continued demand.  While the Company believes that demand for such alternative energy sources exists, the Company cannot assure that it will have success in marketing its products to its customer groups.  The inability of the Company to successfully market and sell its products to these customer groups would have an adverse effect on the Company’s profitability.
Going Concern

The Company’s ability to continue as a going concern is an issue raised as a result of the significant operating losses incurred during the years ended January 31, 2010 and 2009 and its negative working capital. The Company continues to experience net operating losses. The ability to continue as a going concern is subject to the Company’s ability to obtain necessary funding from outside sources, including obtaining additional funding from the sale of securities, increasing sales, or obtaining loans and grants from various financial institutions where possible.

Additional Financing

Additional financing is required to continue operations. Although actively searching for available capital, the Company does not have any current arrangements for additional outside sources of financing and cannot provide any assurance that such financing will be available.

Limited Trading Market

Currently, only a very limited trading market exists for the Company’s common stock. The common stock trades on the OTCBB under the symbol "FRSC." The OTCBB is a limited market and subject to substantial restrictions and limitations in comparison to the NASDAQ system. Any broker/dealer that makes a market in the Company stock or other person that buys or sells the stock could have a significant influence over its price at any given time. The Company cannot assure its shareholders that a market for its stock will be sustained. There is no assurance that its shares will have any greater liquidity than shares that do not trade on a public market.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information as of February 16, 2010, with respect to the beneficial ownership of shares of the Company’s common stock by (i) each person known to us who owns beneficially more than 5% of the outstanding shares of the Company’s common stock, (ii) each of our Directors, (iii) each of our Executive Officers, and (iv) all of our Executive Officers and Directors as a group. Unless otherwise indicated, each stockholder has sole voting and investment power with respect to the shares shown.  As of February 16, 2010, there were 17,100,000 shares of the Company’s common stock issued and outstanding.

Name and address of beneficial owner	Relationship to Registrant	Number of Shares of Common Stock	Percentage of Common Stock (1)

Sunset Developments, Inc. 2710 Thomes Rd, #865 Cheyenne, WY 82001	Shareholder	7,500,000	43.8%
Essential Strategies, Inc. 2710 Thomes Rd, #865 Cheyenne, WY 82001	Shareholder	7,500,000	43.8%
J. David Brotherton 201 St. Charles Ave, #2500 New Orleans, LA 70170	Chairman & CEO	—	—

All Officers and Directors as a group (total of 1)		—	—

(1)
Under Rule 13d-3 promulgated under the Exchange Act, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares.  Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares).  In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided.  In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.  As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on February 16, 2010.

Directors and Executive Officers of the Company

Name	Position	Age

J. David Brotherton	Chairman/CEO	50
	Principal Financial Officer

Mr. J. David Brotherton was most recently employed as Construction Completion Manager for Emcor and Fluor on the construction of REC Solar's poly-christalline plant in Moses Lake, Washington from June 18 of 2008 until April 16, 2009. From August of 2005 until March of 2008, Mr. Brotherton was employed by Phoenix Electric, rising to the position of General Manager and responsible for instrumentation, electrical construction and electrical maintenance for the WR Grace, Firestone and Calcasieu Refinery plants in Louisiana.  Additionally, Mr. Brotherton has been involved in various private and public business ventures. Mr. Brotherton is certified by the Electrical Power Research Institute as a Senior Level Instrumentation & Control Technician, is a United Association certified BTJ Instrument Technician, is an IBEW certified Journeyman Electrician and holds electrical licenses in the states of Texas and Washington. Mr. Brotherton received an Accounting Degree from Methodist University in 1986. Mr. Brotherton is a veteran of the US Army Special Warfare Center and the 82nd Airborne Division, both of Ft. Bragg, NC.

Compliance with Section 16(a) of the Exchange Act

Based solely upon review of Forms 3, 4, and 5 furnished to us during the most recent fiscal year, we believe that all persons required to file reports pursuant to Section 16(a) of the Exchange Act have done so in a timely manner.

Section 16(a) of the Securities Exchange Act of 1934 requires our Directors and Executive Officers, and persons who own beneficially more than ten percent of our common stock, to file reports of their stock ownership and changes of their stock ownership with the Securities and Exchange Commission. Based solely on the reports we have received and on written representations from certain reporting persons, we believe that the directors, executive officers, and our greater than ten percent beneficial owners have complied with all applicable filing requirements for the fiscal year ended January 31, 2010.

Executive Compensation

We have not had compensation arrangements in place for our executive officers and have not finalized any plan to compensate our executive officers in the future for their services. We intend to enter into employment agreements with our executive officers in the near future.  We expect that the compensation arrangements may be comprised of a combination of cash and/or equity awards.

Outstanding Equity Awards at Fiscal Year-End

There were no outstanding equity awards issued to our chief executive officer as of January 31, 2010.

Director Compensation

We have not had compensation arrangements in place for members of our Board of Directors and have not finalized any plan to compensate directors in the future for their services as directors. We may develop a compensation plan for our independent directors in order to attract qualified persons and to retain them. We expect that the compensation arrangements may be comprised of a combination of cash and/or equity awards.

Directors’ and Officers’ Liability Insurance

We are in the process of obtaining directors’ and officers’ liability insurance insuring our directors and officers against liability for acts or omissions in their capacities as directors or officers, subject to certain exclusions.  Such insurance also insures us against losses which we may incur in indemnifying our officers and directors.  In addition, we have entered into indemnification agreements with key officers and directors and such persons shall also have indemnification rights under applicable laws, and our certificate of incorporation and bylaws.

Board Independence

We do not believe that any of our directors is an “independent director,” as that term is defined by listing standards of the national exchanges and SEC rules, including the rules relating to the independence standards of an audit committee and the non-employee director definition of Rule 16b-3 promulgated under the Exchange Act.

Certain Relationships and Related Transactions
None of the following persons has any direct or indirect material interest in any transaction to which we were or are a party during the past two years, or in any proposed transaction to which we propose to be a party:

(A)	any of our directors or executive officers;

(B)	any nominee for election as one of our directors;

(C)	any person who is known by us to beneficially own, directly or indirectly, shares carrying more than 5% of the voting rights attached to our common stock; or

(D)	any member of the immediate family (including spouse, parents, children, siblings and in-laws) of any of the persons named in paragraph (A), (B) or (C) above.

ITEM 3.02:	UNREGISTERED SALE OF EQUITY SECURITIES

Security Issued in Connection with the Merger

Pursuant to the previously discussed Merger, the Company issued 15,000,000 shares of our common stock to the former shareholders of GUSA, consisting of two entities, each receiving 7,500,000 shares.

The shares of our common stock issued to former holders of GUSA common stock in connection with the Merger were not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption from registration provided by Section 4(2) under the Securities Act and Regulation D promulgated thereunder. These securities may not be transferred or sold absent registration under the Securities Act or an applicable exemption therefrom.

Description of Capital Stock

Authorized Capital Stock

We have authorized 100,000,000 shares of common stock, par value $0.001per share.

Capital Stock Issued and Outstanding

After giving effect to the Merger we have issued and outstanding 17,100,000 shares of common stock on a fully diluted basis.

Common Stock

The holders of our common stock are entitled to one vote per share. In addition, the holders of our common stock will be entitled to receive ratably such dividends, if any, as may be declared by our board of directors out of legally available funds; however, the current policy of our board of directors is to retain earnings, if any, for operations and growth. Upon liquidation, dissolution or winding-up, the holders of our common stock will be entitled to share ratably in all assets that are legally available for distribution. The holders of our common stock will have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of our common stock will be subject to, and may be adversely affected by, the rights of the holders of any series of preferred stock, which may be designated solely by action of our board of directors and issued in the future.

Dividend Policy

We have not previously paid any cash dividends on our common stock and do not anticipate or contemplate paying dividends on our common stock in the foreseeable future.  We currently intend to utilize all available funds to develop our business.  We can give no assurances that we will ever have excess funds available to pay dividends.

Indemnification of Directors and Officers

In accordance with the provisions in our articles of incorporation, we will indemnify an officer, director, or former officer or director, to the full extent permitted by law.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of us in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Trading Information

Our common stock is currently approved for quotation on the OTC Bulletin Board maintained by the Financial Industry Regulatory Authority, Inc. (FINRA) under the symbol FRSC.OB. We have notified the OTC Bulletin Board of our name change and will obtain a new symbol upon approval of the Merger and our name change.

The transfer agent for our common stock is:

Pacwest Transfer, LLC
4045 South Spencer Street, Suite 403
Las Vegas, NV 89119
Tel: (702) 270-9646
Fax: (702) 433-1979

ITEM 4.01:	CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

On January 31, 2010, the board of directors of the Company approved the dismissal of Seale and Beers, CPAs (“Seale”) as the Company’s independent registered public accounting firm.  Seale’s dismissal was effective immediately.

During the fiscal year ended December 31, 2009, (i) there were no disagreements between the Company and Seale on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Seale would have caused Seale to make reference to the matter in its reports on the Company's financial statements; and  (ii) there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-K.

On February 12, 2010, the Company provided Seale with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that Seale furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the letter, dated February 16, 2010, is filed as Exhibit 16.1 to this Current Report on Form 8-K.  The Company engaged Seale on August 6, 2009 subsequent to the dismissal of the previous auditors, Moore & Associates Chartered (“Moore”).

During the fiscal years ended December 31, 2008 and 2007, Moore’s reports on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles except, Moore’s audit reports for the years ended December 31, 2008 and 2007 stated that several factors raised substantial doubt about the Company’s ability to continue as a going concern and that the financial statements do not include any adjustments that might result from the outcome of this uncertainty.

During the fiscal years ended December 31, 2008 and 2007 and the subsequent period through August 6, 2009, (i) there were no disagreements between the Company and Moore on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Moore would have caused Moore to make reference to the matter in its reports on the Company's financial statements; and  (ii) there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-K.

On August 25, 2009 the Company filed a Current Report on Form 8-K with the SEC announcing the termination of Moore as its independent registered accounting firm.  The content of which is incorporated herein by reference, including, but not limited to, Moore’s August 11, 2009 letter of agreement to the above statements.

On January 31, 2010, the Company engaged M&K CPAS PLLC (“M&K”) as its independent registered public accounting firm for the Company’s fiscal years ended January 31, 2010 and 2009. The change in the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on January 31, 2010.

During the years ended January 31, 2009 and 2008 the Company did not consult with M&K regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement or event identified in response to (a)(1)(iv) of Item 304 of Regulation S-K.

ITEM 5.01:	CHANGES IN CONTROL OF REGISTRANT

Reference is made to the disclosure set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

ITEM 5.02:	DEPARTURE OF CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICER; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Our officers resigned as of February 10, 2010, effective upon the closing of the Merger.  Reference is made to the disclosure set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

ITEM 5.03:	AMMENDMENTS TO THE ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On February 10, 2010, our board of directors approved a change in the fiscal year of the Company from December 31 to January 31.  On February 10, 2010, the Company’s wholly-owned subsidiary, Go Solar USA, Inc., a Wyoming corporation, was merged into and with the Company.  In connection with the merger, the Company’s name was changed from “Fresca Worldwide Trading Corp.” to “Go Solar USA, Inc.”

ITEM 9.01:	FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements of Businesses Acquired

In accordance with Item 9.01(a) the Company’s audited financial statements for the fiscal years ended January 31, 2010 and 2009, are filed in this Current Report on Form 8-K as Exhibit 99.1.

Pro Forma Financial Information

Due to the nature of the accounting treatment for the Merger no Pro-Forma Financial Information is required or presented as this transaction is being accounted for a as a reverse merger.

Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of February 10, 2010, by and among Fresca Worldwide Trading Corp. and Go Solar USA, Inc.

2.2	Certificate of Merger, dated February 10, 2010 merging Go Solar USA, Inc. with and into Fresca Worldwide Trading Corp.

2.3	Articles of Merger, dated February 10, 2010 merging Go Solar USA, Inc. with and into Fresca Worldwide Trading Corp.

16.1	Letter from Seale and Beers, CPA, Certified Public Accountant dated February 16, 2010

99.1	Go Solar USA, Inc. audited financial statements for the years ended January 31, 2010 and 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 16, 2010	Go Solar USA, Inc.

	By:	/s/ J. David Brotherton
J. David Brotherton
Chairman of the Board
Chief Executive Officer
Principal Financial Officer